Exhibit 99.2

LCNB Corp. and Subsidiaries
Financial Highlights
(Dollars in thousands, except per share amounts)
(Unaudited)

	Three Months Ended					Year Ended
	12/31/2015	9/30/2015	6/30/2015	3/31/2015	12/31/2014	12/31/2015	12/31/2014
Condensed Income Statement
Interest income	$10,812	10,409	11,348	10,090	10,367	42,659	39,477
Interest expense	906	912	748	762	844	3,328	3,590
Net interest income	9,906	9,497	10,600	9,328	9,523	39,331	35,887
Provision for loan losses	380	240	677	69	193	1,366	930
Net interest income after provision	9,526	9,257	9,923	9,259	9,330	37,965	34,957
Non-interest income	2,600	2,386	2,831	2,306	2,449	10,123	9,142
Non-interest expense	8,229	8,088	8,426	7,649	7,334	32,392	30,844
Income before income taxes	3,897	3,555	4,328	3,916	4,445	15,696	13,255
Provision for income taxes	1,013	922	1,205	1,082	1,228	4,222	3,386
Net income	$2,884	2,633	3,123	2,834	3,217	11,474	9,869

Per Share Data
Dividends per share	$0.16	0.16	0.16	0.16	0.16	0.64	0.64
Basic earnings per share	$0.29	0.26	0.33	0.30	0.34	1.18	1.06
Diluted earnings per share	$0.29	0.26	0.32	0.30	0.34	1.17	1.05
Book value per share	$14.12	14.22	13.91	13.80	13.50	14.12	13.50
Tangible book value per share	$10.58	10.66	10.33	10.40	10.08	10.58	10.08
Average basic shares outstanding	9,905,612	9,898,233	9,694,732	9,312,636	9,306,382	9,704,965	9,297,019
Average diluted shares outstanding	10,014,908	10,005,788	9,804,728	9,410,774	9,403,013	9,811,476	9,406,346
Shares outstanding at period end	9,925,547	9,903,294	9,896,904	9,317,583	9,311,318	9,925,547	9,311,318

Selected Financial Ratios
Return on average assets	0.89%	0.82%	1.03%	1.02%	1.14%	0.94%	0.88%
Return on average equity	8.07%	7.51%	9.21%	9.01%	10.18%	8.43%	8.04%
Dividend payout ratio	55.17%	61.54%	48.48%	53.33%	47.06%	54.24%	60.38%
Net interest margin (tax equivalent)	3.46%	3.37%	3.95%	3.83%	3.82%	3.64%	3.66%
Efficiency ratio (tax equivalent)	63.80%	65.97%	61.08%	63.90%	59.48%	63.61%	66.44%

Selected Balance Sheet Items
Investment securities and stock	$406,981	391,430	378,651	329,429	314,074

Loans:
Commercial and industrial	$45,275	45,325	47,958	36,447	35,424
Commercial, secured by real estate	419,633	407,264	399,551	381,371	379,141
Residential real estate	273,139	274,054	273,249	255,926	254,087
Consumer	18,510	19,283	19,718	17,296	18,006
Agricultural	13,479	16,016	13,434	9,816	11,472
Other, including deposit overdrafts	665	676	638	678	680
Deferred net origination costs	237	215	188	151	146
Loans, gross	770,938	762,833	754,736	701,685	698,956
Less allowance for loan losses	3,129	2,958	2,879	2,837	3,121
Loans, net	$767,809	759,875	751,857	698,848	695,835

Total assets	$1,280,531	1,275,171	1,249,363	1,129,497	1,108,066
Total deposits	1,087,160	1,103,513	1,084,033	973,725	946,205
Short-term borrowings	37,387	14,931	12,731	13,454	16,645
Long-term debt	5,947	6,016	6,085	6,153	11,357
Total shareholders’ equity	140,108	140,851	137,698	128,576	125,695
Equity to assets ratio	10.94%	11.05%	11.02%	11.38%	11.34%
Loans to deposit ratio	70.91%	69.13%	69.62%	72.06%	73.87%

	Three Months Ended					Year Ended
	12/31/2015	9/30/2015	6/30/2015	3/31/2015	12/31/2014	12/31/2015	12/31/2014
Selected Balance Sheet Items, continued
Tangible common equity (TCE)	$104,529	105,063	101,694	96,340	93,277
Tangible common assets (TCA)	1,244,952	1,239,383	1,213,359	1,097,261	1,075,648
TCE/TCA	8.40%	8.48%	8.38%	8.78%	8.67%

Selected Average Balance Sheet Items
Investment securities and stock	$406,423	385,353	360,750	313,279	311,395	366,758	327,704

Loans	$764,440	760,159	737,021	699,959	694,185	740,626	679,223
Less allowance for loan losses	2,929	2,885	2,865	2,870	3,075	2,888	3,275
Net loans	$761,511	757,274	734,156	697,089	691,110	737,738	675,948

Total assets	$1,285,114	1,267,171	1,220,938	1,125,326	1,123,949	1,225,112	1,120,515
Total deposits	1,107,214	1,099,730	1,057,818	969,658	967,505	1,059,095	964,526
Short-term borrowings	20,290	13,450	12,803	13,824	12,217	15,105	14,820
Long-term debt	5,970	6,040	6,108	6,598	11,382	6,177	11,546
Total shareholders’ equity	141,751	139,032	136,003	127,608	125,302	136,145	122,716

Asset Quality
Net charge-offs	$210	160	636	352	370
Other real estate owned	846	1,208	1,364	1,364	1,370
Non-accrual loans	1,722	2,254	1,961	3,972	5,599
Loans past due 90 days or more and still accruing	559	130	128	355	203
Total nonperforming loans	$2,281	2,384	2,089	4,327	5,802
Net charge-offs to average loans	0.11%	0.08%	0.35%	0.20%	0.21%
Allowance for loan losses to total loans	0.41%	0.39%	0.38%	0.40%	0.45%
Nonperforming loans to total loans	0.30%	0.31%	0.28%	0.62%	0.83%
Nonperforming assets to total assets	0.24%	0.28%	0.28%	0.50%	0.65%

Assets Under Management
LCNB Corp. total assets	$1,280,531	1,275,171	1,249,363	1,129,497	1,108,066
Trust and investments (fair value)	283,193	258,675	272,209	264,122	258,266
Mortgage loans serviced	111,837	113,610	117,204	116,534	120,433
Business cash management	7,271	6,809	6,628	5,839	5,811
Brokerage accounts (fair value)	148,956	142,151	144,186	141,439	132,823
Total assets managed	$1,831,788	1,796,416	1,789,590	1,657,431	1,625,399

Non-GAAP Financial Measures
Accreted income on acquired loans	$219	243	1,348	326	442	2,136	1,553
Amortization of acquired deposit premiums	$34	46	211	186	191	477	801

Net income	$2,884	2,633	3,123	2,834	3,217	11,474	9,869
Less (add) net gain (loss) on sales of securities, net of tax	108	0	146	73	37	327	98
Add merger-related expenses, net of tax	2	32	363	66	26	463	928
Core net income	$2,778	2,665	3,340	2,827	3,206	11,610	10,699
Basic core earnings per share	$0.28	0.27	0.34	0.30	0.34	1.20	1.15
Diluted core earnings per share	$0.28	0.27	0.34	0.30	0.34	1.18	1.14
Adjusted return on average assets	0.86%	0.83%	1.10%	1.01%	1.13%	0.95%	0.95%
Adjusted return on average equity	7.77%	7.60%	9.85%	8.86%	10.06%	8.53%	8.67%
Core efficiency ratio (tax equivalent)	64.60%	65.57%	58.23%	63.91%	59.48%	62.96%	63.62%

LCNB CORP. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS

(Dollars in thousands)

	December 31, 2015 (Unaudited)	December 31, 2014
ASSETS:
Cash and due from banks	$14,155	14,235
Interest-bearing demand deposits	832	1,610
Total cash and cash equivalents	14,987	15,845
Investment securities:
Available-for-sale, at fair value	377,978	285,365
Held-to-maturity, at cost	22,633	22,725
Federal Reserve Bank stock, at cost	2,732	2,346
Federal Home Loan Bank stock, at cost	3,638	3,638
Loans, net	767,809	695,835
Premises and equipment, net	22,100	20,733
Goodwill	30,183	27,638
Core deposit and other intangibles	5,396	4,780
Bank owned life insurance	22,561	21,936
Other assets	10,514	7,225
TOTAL ASSETS	$1,280,531	1,108,066
LIABILITIES:
Deposits:
Noninterest-bearing	$250,306	213,303
Interest-bearing	836,854	732,902
Total deposits	1,087,160	946,205
Short-term borrowings	37,387	16,645
Long-term debt	5,947	11,357
Accrued interest and other liabilities	9,929	8,164
TOTAL LIABILITIES	1,140,423	982,371
SHAREHOLDERS' EQUITY:
Preferred shares – no par value, authorized 1,000,000 shares, none outstanding	—	—
Common shares – no par value, authorized 12,000,000 shares, issued 10,679,174 and 10,064,945 shares at December 31, 2015 and December 31, 2014, respectively	76,908	67,181
Retained earnings	74,629	69,394
Treasury shares at cost, 753,627 shares at December 31, 2015 and December 31, 2014	(11,665)	(11,665)
Accumulated other comprehensive loss, net of taxes	236	785
TOTAL SHAREHOLDERS' EQUITY	140,108	125,695
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$1,280,531	1,108,066

LCNB CORP. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2015	2014	2015	2014
INTEREST INCOME:
Interest and fees on loans	$8,713	8,698	35,285	32,706
Interest on investment securities –
Taxable	1,214	856	4,197	3,757
Non-taxable	761	694	2,848	2,713
Other short-term investments	124	119	329	301
TOTAL INTEREST INCOME	10,812	10,367	42,659	39,477
INTEREST EXPENSE:
Interest on deposits	822	738	3,009	3,161
Interest on short-term borrowings	11	4	24	22
Interest on long-term debt	73	102	295	407
TOTAL INTEREST EXPENSE	906	844	3,328	3,590
NET INTEREST INCOME	9,906	9,523	39,331	35,887
PROVISION FOR LOAN LOSSES	380	193	1,366	930
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	9,526	9,330	37,965	34,957
NON-INTEREST INCOME:
Trust income	856	832	3,262	2,903
Service charges and fees on deposit accounts	1,265	1,219	4,920	4,838
Net gain (loss) on sales of securities	163	56	495	149
Bank owned life insurance income	155	164	625	671
Gains from sales of mortgage loans	55	55	343	147
Other operating income	106	123	478	434
TOTAL NON-INTEREST INCOME	2,600	2,449	10,123	9,142
NON-INTEREST EXPENSE:
Salaries and employee benefits	4,582	3,866	17,593	15,762
Equipment expenses	343	340	1,257	1,316
Occupancy expense, net	558	526	2,307	2,232
State franchise tax	248	241	1,001	955
Marketing	161	162	720	703
Amortization of intangibles	190	150	700	574
FDIC insurance premiums	166	168	598	660
Merger-related expenses	2	34	643	1,400
Other non-interest expense	1,979	1,847	7,573	7,242
TOTAL NON-INTEREST EXPENSE	8,229	7,334	32,392	30,844
INCOME BEFORE INCOME TAXES	3,897	4,445	15,696	13,255
PROVISION FOR INCOME TAXES	1,013	1,228	4,222	3,386
NET INCOME	$2,884	3,217	11,474	9,869

Dividends declared per common share	$0.16	0.16	0.64	0.64
Earnings per common share:
Basic	$0.29	0.34	1.18	1.06
Diluted	0.29	0.34	1.17	1.05
Weighted average common shares outstanding:
Basic	9,905,612	9,306,382	9,704,965	9,297,019
Diluted	10,014,908	9,403,013	9,811,476	9,406,346